UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): November 5, 2013

AMBIENT CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	0-23723	98-0166007
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7 WELLS AVENUE, SUITE 11, NEWTON, MASSACHUSETTS, 02459
(Address of principal executive offices, including Zip Code)

617- 332-0004
(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 5 – CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective November 5, 2013, Ambient Corporation (the “Company”) accepted the resignation of Stacey Fitzgerald as Chief Financial Officer.

 John J. Joyce, the Company’s Chief Executive Officer, will assume the duties of principal financial and accounting officer on an interim basis while the Company initiates the search for a successor Chief Financial Officer.  Information about Mr. Joyce’s business background and compensation arrangements are contained in the Company’s Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on April 24, 2013.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits

None

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMBIENT CORPORATION

Dated: November 7, 2013	By:	/s/ John J. Joyce
John J. Joyce
Chief Executive Officer